Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Christopher P. Kalnin, the Chief Executive Officer of BKV Corporation (the "Company"), hereby certify, that, to the best of my knowledge:
(1)          The Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:  November 13, 2024

/s/ Christopher P. Kalnin
Christopher P. Kalnin
Chief Executive Officer